Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

(In Millions, Except Per Share Amounts)	Year Ended December 31,
	2012	2011
REVENUES:
Timber	$641	$572
Real Estate	352	301
Manufacturing	324	273
Other	22	21
Total Revenues	1,339	1,167

COSTS AND EXPENSES:
Cost of Goods Sold:
Timber	498	445
Real Estate	157	92
Manufacturing	286	250
Other	2	2
Total Cost of Goods Sold	943	789
Selling, General and Administrative	116	106
Total Costs and Expenses	1,059	895

Other Operating Income (Expense), net	1	3

Operating Income	281	275

Equity Earnings from Timberland Venture	59	56

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	82	81
Interest Expense (Note Payable to Timberland Venture)	58	58
Total Interest Expense, net	140	139

Income before Income Taxes	200	192

Provision (Benefit) for Income Taxes	(3)	(1)

Net Income	$203	$193

PER SHARE AMOUNTS:

Net Income per Share – Basic	$1.25	$1.19
Net Income per Share – Diluted	$1.25	$1.19

Weighted-Average Number of Shares Outstanding
– Basic	161.5	161.7
– Diluted	161.9	162.0

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

(In Millions, Except Per Share Amounts)	Quarter Ended December 31,
	2012	2011
REVENUES:
Timber	$161	$151
Real Estate	109	93
Manufacturing	78	65
Other	6	6
Total Revenues	354	315

COSTS AND EXPENSES:
Cost of Goods Sold:
Timber	124	118
Real Estate	33	24
Manufacturing	69	60
Other	1	1
Total Cost of Goods Sold	227	203
Selling, General and Administrative	30	29
Total Costs and Expenses	257	232

Other Operating Income (Expense), net	—	—

Operating Income	97	83

Equity Earnings from Timberland Venture	17	12

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	21	20
Interest Expense (Note Payable to Timberland Venture)	15	15
Total Interest Expense, net	36	35

Income before Income Taxes	78	60

Provision (Benefit) for Income Taxes	(1)	(1)

Net Income	$79	$61

PER SHARE AMOUNTS:

Net Income per Share – Basic	$0.49	$0.38
Net Income per Share – Diluted	$0.49	$0.38

Weighted-Average Number of Shares Outstanding
– Basic	161.7	161.4
– Diluted	162.2	161.6

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

(In Millions, Except Per Share Amounts)	December 31, 2012	December 31, 2011
ASSETS
Current Assets:
Cash and Cash Equivalents	$356	$254
Accounts Receivable	22	28
Inventories	49	48
Deferred Tax Asset	7	5
Assets Held for Sale	61	103
Other Current Assets	13	15
	508	453

Timber and Timberlands, net	3,363	3,365
Mineral Rights, net	87	12
Property, Plant and Equipment, net	127	138
Equity Investment in Timberland Venture	204	201
Deferred Tax Asset	19	18
Investment in Grantor Trusts (at Fair Value)	39	36
Other Assets	37	36
Total Assets	$4,384	$4,259

LIABILITIES
Current Liabilities:
Current Portion of Long-Term Debt	$248	$352
Line of Credit	104	348
Accounts Payable	26	25
Interest Payable	26	26
Wages Payable	29	20
Taxes Payable	9	9
Deferred Revenue	23	27
Other Current Liabilities	7	8
	472	815

Long-Term Debt	1,815	1,290
Note Payable to Timberland Venture	783	783
Other Liabilities	91	108
Total Liabilities	3,161	2,996

Commitments and Contingencies

STOCKHOLDERS’ EQUITY
Preferred Stock, $0.01 Par Value, Authorized Shares – 75.0, Outstanding – None	—	—
Common Stock, $0.01 Par Value, Authorized Shares – 300.6, Outstanding (net of Treasury Stock) – 162.0 at December 31, 2012 and 161.3 at December 31, 2011	2	2
Additional Paid-In Capital	2,288	2,261
Retained Earnings (Accumulated Deficit)	(97)	(28)
Treasury Stock, at Cost, Common Shares – 26.9 at December 31, 2012 and 26.9 at December 31, 2011	(938)	(937)
Accumulated Other Comprehensive Income (Loss)	(32)	(35)
Total Stockholders’ Equity	1,223	1,263
Total Liabilities and Stockholders’ Equity	$4,384	$4,259

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Year Ended December 31,
(In Millions)	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$203	$193
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization	114	96
Basis of Real Estate Sold	138	77
Equity Earnings from Timberland Venture	(59)	(56)
Distributions from Timberland Venture	56	56
Deferred Income Taxes	(3)	—
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	(8)	11
Timber Deed Acquired	(98)	(5)
Pension Plan Contributions	(20)	(3)
Working Capital Changes Impacting Cash Flow:
Income Tax Receivable	—	(1)
Other Working Capital Changes	15	(7)
Other	15	13
Net Cash Provided By Operating Activities	353	374

CASH FLOWS FROM INVESTING ACTIVITIES
Capital Expenditures (Excluding Timberland Acquisitions)	(72)	(70)
Timberlands Acquired	(18)	(89)
Mineral Rights Acquired	(76)	(12)
Other	(1)	—
Net Cash Used In Investing Activities	(167)	(171)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends	(272)	(272)
Borrowings on Line of Credit	1,843	1,921
Repayments on Line of Credit	(2,087)	(1,739)
Proceeds from Issuance of Long-Term Debt	773	—
Debt Issuance Costs	(5)	—
Principal Payments and Retirement of Long-Term Debt	(353)	(95)
Proceeds from Stock Option Exercises	18	10
Acquisition of Treasury Stock	(1)	(26)
Net Cash Used In Financing Activities	(84)	(201)

Increase (Decrease) In Cash and Cash Equivalents	102	2
Cash and Cash Equivalents:
Beginning of Period	254	252

End of Period	$356	$254

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Quarter Ended December 31,
(In Millions)	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$79	$61
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization	27	26
Basis of Real Estate Sold	27	20
Equity Earnings from Timberland Venture	(17)	(12)
Deferred Income Taxes	(2)	(2)
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	(2)	(3)
Timber Deed Acquired	—	(5)
Pension Plan Contributions	(10)	—
Working Capital Changes	10	(8)
Other	4	3
Net Cash Provided By Operating Activities	116	80

CASH FLOWS FROM INVESTING ACTIVITIES
Capital Expenditures (Excluding Timberland Acquisitions)	(20)	(27)
Timberlands Acquired	—	(13)
Mineral Rights Acquired	(76)	—
Net Cash Used In Investing Activities	(96)	(40)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends	(68)	(68)
Borrowings on Line of Credit	131	824
Repayments on Line of Credit	(378)	(778)
Proceeds from Issuance of Long-Term Debt	323	—
Debt Issuance Costs	(2)	—
Principal Payments and Retirement of Long-Term Debt	(3)	(46)
Proceeds from Stock Option Exercises	13	1
Acquisition of Treasury Stock	—	(10)
Net Cash Provided By (Used In) Financing Activities	16	(77)

Increase (Decrease) In Cash and Cash Equivalents	36	(37)
Cash and Cash Equivalents:
Beginning of Period	320	291

End of Period	$356	$254

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
SEGMENT DATA
(UNAUDITED)

	Year Ended December 31,
(In Millions)	2012	2011
Revenues:
Northern Resources	$246	$233
Southern Resources	417	359
Real Estate	352	301
Manufacturing	324	273
Other	22	21
Eliminations	(22)	(20)
Total Revenues	$1,339	$1,167

Operating Income (Loss):
Northern Resources	$20	$24
Southern Resources	90	74
Real Estate	187	195
Manufacturing	29	15
Other (A)	19	21
Other Costs and Eliminations, net	(64)	(54)
Total Operating Income	$281	$275

Adjusted EBITDA by Segment: (B)
Northern Resources	$46	$50
Southern Resources	157	125
Real Estate	326	274
Manufacturing	44	28
Other	20	21
Other Costs and Eliminations, net	(63)	(52)
Total	$530	$446

(A) During 2011, the company received a payment of $2 million for the settlement of a dispute that related to certain mineral rights. This amount is reported as Other Operating Gain/(Loss) in our Other Segment and is included in Other Operating Income (Expense), net in the Consolidated Statements of Income.

(B) Refer to the separate schedule, "Segment Data - Adjusted EBITDA" for reconciliations of Adjusted EBITDA to operating income and net cash provided by operating activities.

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
SEGMENT DATA
(UNAUDITED)

	Quarter Ended December 31,
(In Millions)	2012	2011
Revenues:
Northern Resources	$61	$66
Southern Resources	105	93
Real Estate	109	93
Manufacturing	78	65
Other	6	6
Eliminations	(5)	(8)
Total Revenues	$354	$315

Operating Income (Loss):
Northern Resources	$5	$7
Southern Resources	24	19
Real Estate	74	61
Manufacturing	7	3
Other	5	5
Other Costs and Eliminations, net	(18)	(12)
Total Operating Income	$97	$83

Adjusted EBITDA by Segment: (A)
Northern Resources	$11	$14
Southern Resources	39	33
Real Estate	101	82
Manufacturing	11	6
Other	6	5
Other Costs and Eliminations, net	(18)	(11)
Total	$150	$129

(A) Refer to the separate schedule, "Segment Data - Adjusted EBITDA" for reconciliations of Adjusted EBITDA to operating income and net cash provided by operating activities.

Exhibit 99.2

Plum Creek Timber Company, Inc
Selected Operating Statistics
(Unaudited)

		2012
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$19	$20	$20	$20	$20
Pulpwood	$/Ton Stumpage	$10	$10	$10	$11	$10
Northern Resources
Sawlog	$/Ton Delivered	$67	$71	$69	$68	$69
Pulpwood	$/Ton Delivered	$42	$42	$42	$42	$42

Lumber (1)	$/MBF	$529	$551	$525	$521	$532
Plywood (1)	$/MSF	$387	$409	$432	$450	$419
Fiberboard (1)	$/MSF	$607	$620	$636	$634	$625

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,340	1,533	1,533	1,333	5,739
Pulpwood	1,000 Tons	1,842	1,933	2,151	2,084	8,010
Total Harvest		3,182	3,466	3,684	3,417	13,749
Northern Resources
Sawlog	1,000 Tons	656	632	679	634	2,601
Pulpwood	1,000 Tons	452	316	441	377	1,586
Total Harvest		1,108	948	1,120	1,011	4,187

Lumber	MBF	30,199	30,340	27,645	27,158	115,342
Plywood	MSF	53,301	51,397	48,984	45,674	199,356
Fiberboard	MSF	44,701	52,475	54,992	47,314	199,482

		2011
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$20	$19	$20	$20	$19
Pulpwood	$/Ton Stumpage	$10	$9	$9	$9	$9
Northern Resources
Sawlog	$/Ton Delivered	$69	$72	$71	$67	$69
Pulpwood	$/Ton Delivered	$40	$40	$42	$41	$41

Lumber (1)	$/MBF	$533	$529	$493	$515	$518
Plywood (1)	$/MSF	$371	$382	$382	$379	$379
Fiberboard (1)	$/MSF	$608	$608	$607	$611	$608

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,286	1,126	1,289	1,268	4,969
Pulpwood	1,000 Tons	1,494	1,592	1,833	1,903	6,822
Total Harvest		2,780	2,718	3,122	3,171	11,791
Northern Resources
Sawlog	1,000 Tons	506	471	661	681	2,319
Pulpwood	1,000 Tons	478	244	500	458	1,680
Total Harvest		984	715	1,161	1,139	3,999

Lumber	MBF	29,250	29,654	29,979	27,042	115,925
Plywood	MSF	44,156	44,842	41,632	41,803	172,433
Fiberboard	MSF	40,690	43,070	38,485	37,899	160,144

(1) Represents prices at mill level.

Exhibit 99.2

Plum Creek Timber Company, Inc.
Land Sale Statistics
(Unaudited)

	2012
	1st Qtr	2nd Qtr (2)	3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	4,385	17,870	5,750	17,115	45,120
Large Non-strategic (1)	69,770	—	99,800	16,600	186,170
Conservation	1,145	1,320	5,400	3,565	11,430
HBU/Recreation	4,030	6,720	5,410	9,735	25,895
Development Properties	—	—	—	—	—
Conservation Easements	n/a	n/a	n/a	n/a	n/a
	79,330	25,910	116,360	47,015	268,615
Price per Acre
Small Non-strategic	$1,115	$1,165	$1,455	$1,365	$1,270
Large Non-strategic	$1,210	$—	$675	$3,510	$1,130
Conservation	$1,560	$2,315	$905	$2,260	$1,555
HBU/Recreation	$2,140	$1,955	$2,100	$1,940	$2,000
Development Properties	$—	$—	$—	$—	$—
Conservation Easements	$—	$28	$—	$—	$28

Revenue, ($ millions)
Small Non-strategic	$5	$21	$8	$24	$58
Large Non-strategic	$84	$—	$67	$58	$209
Conservation	$2	$3	$5	$8	$18
HBU/Recreation	$9	$13	$11	$19	$52
Development Properties	$—	$—	$—	$—	$—
Conservation Easements	$—	$10	$—	$—	$10
	$100	$47	$91	$109	$347

Proceeds from Real Estate Joint Venture (4)	$—	$—	$5	$—	$5

Basis of Real Estate Sold (5)	$63	$12	$36	$27	$138
	2011
	1st Qtr	2nd Qtr (3)	3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	2,560	2,695	11,525	5,385	22,165
Large Non-strategic (1)	30,295	—	—	18,155	48,450
Conservation	335	59,425	370	7,295	67,425
HBU/Recreation	7,795	6,320	24,500	8,680	47,295
Development Properties	—	—	20	—	20
Conservation Easements	n/a	n/a	n/a	n/a	n/a
	40,985	68,440	36,415	39,515	185,355
Price per Acre
Small Non-strategic	$1,015	$1,125	$1,230	$1,345	$1,220
Large Non-strategic	$1,405	$—	$—	$3,300	$2,115
Conservation	$1,685	$1,050	$1,270	$980	$1,050
HBU/Recreation	$2,100	$2,060	$1,950	$2,100	$2,015
Development Properties	$—	$—	$6,405	$—	$6,405
Conservation Easements	$—	$—	$460	$—	$460

Revenue, ($ millions)
Small Non-strategic	$2	$4	$14	$7	$27
Large Non-strategic	$43	$—	$—	$60	$103
Conservation	$1	$62	$—	$7	$70
HBU/Recreation	$16	$13	$48	$19	$96
Development Properties	$—	$—	$—	$—	$—
Conservation Easements	$—	$—	$5	$—	$5
	$62	$79	$67	$93	$301

Basis of Real Estate Sold (5)	$19	$24	$14	$19	$76

Exhibit 99.2

Plum Creek Timber Company, Inc.
Notes to Land Sale Statistics
(Unaudited)

(1) During the first quarter of 2012, the company sold 69,800 acres of Large Non-strategic lands located in the Florida panhandle area for $84.5 million. During the third quarter of 2012, the company sold 99,800 acres of Large Non-strategic lands located in Wisconsin for $67.1 million. During the fourth quarter of 2012, the company sold 16,600 acres of Large Non-strategic lands located in Oregon for $58.2 million. During the first quarter of 2011, the company sold 30,300 acres of Large Non-strategic lands located in Mississippi for $42.6 million. During the fourth quarter of 2011, the company sold 18,200 acres of Large Non-strategic lands located in Oregon for $60 million.

(2) During the second quarter of 2012, the company received $10 million in exchange for placing a conservation easement on approximately 360,000 acres in Maine.

(3) During the second quarter of 2011, the company's Conservation sales consisted primarily of 26,800 acres in Arkansas and Louisiana and 31,500 acres in Florida.

(4) Not reflected in the land sale statistics (acres sold, price per acre and revenue).

(5) Includes $58 million in the first quarter of 2012 from a 69,800 acre Large Non-strategic sale located primarily in the Florida panhandle area, $26 million in the third quarter of 2012 from a 99,800 acre Large Non-strategic sale in Wisconsin, $12 million in the fourth quarter of 2012 from a 16,600 acre Large Non-strategic sale in Oregon, $13 million in the first quarter of 2011 from a 30,300 acre Large Non-strategic sale in Mississippi and $8 million in the fourth quarter of 2011 from an 18,200 acre Large Non-strategic sale in Oregon.

Exhibit 99.2

Plum Creek Timber Company, Inc.
Debt Maturities Schedule
December 31, 2012
(Unaudited)

	Borrowings
	Principal	Weighted Avg. Interest Rate
Quarterly Maturities through 2013:
1st Qtr 2013	$174	6.180%
4th Qtr 2013	$76	7.773%	(1)
Annual Maturities through 2014:
2014	$3	8.050%

(1) Principal amount composed of senior notes with principal amounts of $3 million and $73 million and interest rates of 8.050% and 7.760%, respectively.

Exhibit 99.2

Plum Creek Timber Company, Inc.
Acreage Ownership by State
December 31, 2012
(Unaudited)

Alabama	109,000
Arkansas	720,000
Florida	448,000
Georgia	750,000
Louisiana	413,000
Maine	878,000
Michigan	580,000
Mississippi	594,000
Montana	897,000
New Hampshire	25,000
North Carolina	4,000
Oklahoma	6,000
Oregon	383,000
South Carolina	177,000
Texas	34,000
Vermont	86,000
Washington	88,000
West Virginia	111,000
Wisconsin	76,000
Total	6,379,000

Exhibit 99.2

Plum Creek Timber Company, Inc
Segment Data - Adjusted EBITDA
Reconciliation of Operating Income and Net Cash
Provided by Operating Activities
(Unaudited)

We define Adjusted EBITDA as earnings from continuing operations, excluding equity method earnings, and before interest, taxes, depreciation, depletion, amortization, and basis in lands sold. Adjusted EBITDA is not considered a measure of financial performance under U.S. generally accepted accounting principles (U.S. GAAP) and the items excluded from Adjusted EBITDA are significant components of our consolidated financial statements.

We present Adjusted EBITDA as a supplemental performance measure because we believe it facilitates operating performance comparisons from period to period, and each business segment’s contribution to that performance, by eliminating non-cash charges to earnings, which can vary significantly by business segment. These non-cash charges include timber depletion, depreciation of fixed assets and the basis in lands sold. We also use Adjusted EBITDA as a supplemental liquidity measure because we believe it is useful in measuring our ability to generate cash. In addition, we believe Adjusted EBITDA is commonly used by investors, lenders and rating agencies to assess our financial performance.

A reconciliation of Adjusted EBITDA to net income and net cash from operating activities, the most directly comparable U.S. GAAP performance and liquidity measures, is provided in the following schedules:

	Year Ended December 31, 2012

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment
Northern Resources	$20	$26	$—	$46
Southern Resources	90	67	—	157
Real Estate	187	1	138	326
Manufacturing	29	15	—	44
Other	19	1	—	20
Other Costs and Eliminations	(65)	1	—	(64)
Other Unallocated Operating Income (Expense), net	1	—	—	1
Total	$281	$111	$138	$530

Reconciliation to Net Income(1)
Equity Earnings from Timberland Venture	59
Interest Expense	(140)
(Provision) Benefit for Income Taxes	3
Net Income	$203

Reconciliation to Net Cash Provided By Operating Activities
Net Cash Flows from Operations				$353
Interest Expense				140
Amortization of Debt Costs				(3)
Provision / (Benefit) for Income Taxes				(3)
Distributions from Timberland Venture				(56)
Deferred Income Taxes				3
Gain on Sale of Properties and Other Assets				—
Deferred Revenue from Long-Term Gas Leases				8
Timber Deed Acquired				98
Pension Plan Contributions				20
Working Capital Changes				(15)
Other				(15)
Adjusted EBITDA				$530

(1) Includes reconciling items not allocated to segments for financial reporting purposes.

Exhibit 99.2

	Year Ended December 31, 2011

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment
Northern Resources	$24	$26	$—	$50
Southern Resources	74	51	—	125
Real Estate	195	2	77	274
Manufacturing	15	13	—	28
Other	21	—	—	21
Other Costs and Eliminations	(55)	2	—	(53)
Other Unallocated Operating Income (Expense), net	1	—	—	1
Total	$275	$94	$77	$446

Reconciliation to Net Income(1)
Equity Earnings from Timberland Venture	56
Interest Expense	(139)
(Provision) Benefit for Income Taxes	1
Net Income	$193

Reconciliation to Net Cash Provided By Operating Activities
Net Cash Flows from Operations				$374
Interest Expense				139
Amortization of Debt Costs				(2)
Provision / (Benefit) for Income Taxes				(1)
Distributions from Timberland Venture				(56)
Deferred Income Taxes				—
Gain on Sale of Properties and Other Assets				—
Deferred Revenue from Long-Term Gas Leases				(11)
Timber Deed Acquired				5
Pension Plan Contributions				3
Working Capital Changes				8
Other				(13)
Adjusted EBITDA				$446

(1) Includes reconciling items not allocated to segments for financial reporting purposes.

Exhibit 99.2

	Quarter Ended December 31, 2012

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment
Northern Resources	$5	$6	$—	$11
Southern Resources	24	15	—	39
Real Estate	74	—	27	101
Manufacturing	7	4	—	11
Other	5	1	—	6
Other Costs and Eliminations	(18)	—	—	(18)
Other Unallocated Operating Income (Expense), net	—	—	—	—
Total	$97	$26	$27	$150

Reconciliation to Net Income(1)
Equity Earnings from Timberland Venture	17
Interest Expense	(36)
(Provision) Benefit for Income Taxes	1
Net Income	$79

Reconciliation to Net Cash Provided By Operating Activities
Net Cash Flows from Operations				$116
Interest Expense				36
Amortization of Debt Costs				(1)
Provision / (Benefit) for Income Taxes				(1)
Distributions from Timberland Venture				—
Deferred Income Taxes				2
Gain on Sale of Properties and Other Assets				—
Deferred Revenue from Long-Term Gas Leases				2
Timber Deed Acquired				—
Pension Plan Contributions				10
Working Capital Changes				(10)
Other				(4)
Adjusted EBITDA				$150

(1) Includes reconciling items not allocated to segments for financial reporting purposes.

Exhibit 99.2

	Quarter Ended December 31, 2011

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment
Northern Resources	$7	$7	$—	$14
Southern Resources	19	14	—	33
Real Estate	61	1	20	82
Manufacturing	3	3	—	6
Other	5	—	—	5
Other Costs and Eliminations	(12)	1	—	(11)
Other Unallocated Operating Income (Expense), net	—	—	—	—
Total	$83	$26	$20	$129

Reconciliation to Net Income(1)
Equity Earnings from Timberland Venture	12
Interest Expense	(35)
(Provision) Benefit for Income Taxes	1
Net Income	$61

Reconciliation to Net Cash Provided By Operating Activities
Net Cash Flows from Operations				$80
Interest Expense				35
Amortization of Debt Costs				—
Provision / (Benefit) for Income Taxes				(1)
Distributions from Timberland Venture				—
Deferred Income Taxes				2
Gain on Sale of Properties and Other Assets				—
Deferred Revenue from Long-Term Gas Leases				3
Timber Deed Acquired				5
Pension Plan Contributions				—
Working Capital Changes				8
Other				(3)
Adjusted EBITDA				$129

(1) Includes reconciling items not allocated to segments for financial reporting purposes.